EXHIBIT 10.46

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                            PRODUCT SUPPLY AGREEMENT

         This Product Supply Agreement (the "Agreement") is made this 29th day of June, 1999, by and between Mercury Marine, a division of Brunswick Corporation, a corporation organized under the laws of the state of Delaware ("Mercury") and Travis Boats & Motors, Inc. a corporation organized under the laws of the state of Texas ("TBM" or the "Company"), and the Company Affiliates (as hereinafter defined).

                                    RECITALS

         a. Mercury manufactures and sells Mercury, Mariner, and Force outboards. These outboard motors or any other outboard motors produced or manufactured by or on behalf of Mercury or its successors, assigns or affiliates during the term of this Agreement shall be collectively referred to herein as AOUTBOARDS@ and related parts and accessories ("PARTS") (Outboards and Parts are hereinafter collectively referred to as "PRODUCTS").

         b. TBM and the TBM affiliates described on Exhibit A (the "COMPANY AFFILIATES") (TBM and Company Affiliates collectively referred to as "TRAVIS") own and operate retail facilities for the sale of marine products throughout the United States. Travis desires an additional source of marine engine products.

         c. The parties wish to enter into this Agreement whereby Travis will purchase Outboards and Parts from Mercury and Mercury will supply Outboards and Parts to Travis.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, Mercury and Travis agree as follows:

                                    AGREEMENT

SECTION 1.  DEFINITIONS.

         The following terms have the following meanings when used herein:

         (a) "MINIMUM OUTBOARD VOLUME" means Outboard purchases by Travis from Mercury equal to at least * during the 1999 Model Year, and for each Model Year thereafter an amount equal to * multiplied by the ratio of outboard engine units (Mercury and Non-Mercury) sold by Travis during such Model Year divided by the outboard engine units (Mercury and Non-Mercury) sold by Travis during the 1999 Model Year. *

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

         (b) "MODEL YEAR" means the 12 month period so designated by Mercury, currently commencing July 1 of any calendar year and ending June 30 of the following calendar year. No change in a Model Year shall have the effect of overlapping months from the prior Model Year.

         (c) "DEALER LIST PRICE" means the dealer list price published by Mercury from time to time. The current dealer list price is attached as Exhibit B.

SECTION 2.  SUPPLY OF PRODUCTS

         2.1      Purchase and Sale of Products

         (a) During the term of this Agreement, Mercury shall sell and deliver to Travis, and Travis shall purchase from Mercury, Products in accordance with and pursuant to this Agreement. If Travis fails to purchase the Minimum Overboard Volume during any Model Year, Travis shall pay Mercury an amount equal to the Benefit Adjustment (as hereinafter defined) and Mercury may refuse to sell Travis Products until such time that the Benefit Adjustment is paid in full. Notwithstanding the foregoing, if such failure is the result of the actions or inactions of Mercury, then Mercury shall be required to continue to sell Travis Products and Travis shall not be obligated to repayment under the terms of the Benefit Adjustment. In order to determine whether Travis has satisfied its obligations under this Section 2.1 and to calculate any Benefit Adjustment under Section 6(b), purchases of Outboards by Company Affiliates during the Term shall be deemed to be purchases by Travis.

         (b) Mercury retains the right, in its sole and exclusive discretion to modify the design and components of Products or discontinue any Products at any time. However, in the event that Mercury discontinues a Product and fails to make available to Travis alternative replacement Product that is as a minimum B competitive in price, performance, technology and availability to the discontinued Product which was purchased by Travis then the Minimum Outboard Volume shall be reduced by the dollar value of such discontinued Product purchased by Travis in the current Model Year. It is agreed by the Parties hereto that this shall not include the discontinuance of the * model line.

         2.2      Shipment and Billing

         All shipments of Products shall be made FOB Mercury=s factory distribution center, at which time title shall pass. Travis shall pay all applicable shipping, transportation, deliver and handling charges for Products ordered, except for orders for * or more Outboards in which case Mercury shall pay such charges and except for ordered made pursuant to published P&A programs offered by Mercury from time to time. * Mercury covenants that the date of invoice shall in no case be a date preceding the date such product is shipped by Mercury to Travis. Mercury further covenants that in no case shall the date of invoice proceed five (5) days from the date such Product is delivered to Travis, unless such is the result of the actions and inactions of Travis. Accordingly, Mercury and Travis agree to use commercially reasonable diligence to modify, as necessary certain dates of invoice. Travis shall pay Mercury a fee equal to the New York Prime Rate plus 2% on any past due

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

invoice amounts pro-rated for the number of days such invoice is past due, however, in no case will such amount paid by Travis exceed the maximum allowed by law. Mercury may refuse shipment if Travis fails to pay for a prior shipment in a timely manner. Travis will reimburse Mercury for all reasonable costs in collecting past due accounts. Mercury may adjust or set off any rebates previously paid or credited to Travis for returned or repurchased Products. Mercury retains a security interest and lien on all Products sold to Travis, and all proceeds arising out of the sale of Products by Travis until Products are paid for in full with cash; as well as on all discounts, rebates and all funds on Travis' account at Mercury.

2.3      Price.

         (a) Outboard Pricing. The purchase price for all Outboards shall equal Mercury's Dealer List Price minus an amount equal to * of such published Dealer List Price.

         (b) Parts Pricing. Except as set forth in Section 6(a)(i) below, the purchase price and terms for Parts shall be determined in accordance with Mercury's standard industry dealer programs in effect at the time of Travis' order.

2.4      Forecasts and Order Procedure.

         (a) Rolling Forecasts. During the term of this Agreement, on or before the 15th day of each month, Travis shall provide to Mercury a three month forecast ("ROLLING FORECAST") setting forth Travis' projected volume requirements for Products on a month by month basis for a three month period that begins the month immediately following the month in which such Rolling Forecast is delivered. The volumes shown for the first month of each Rolling Forecast shall be treated as a firm order and shall not vary from the volume forecast of such month as set forth in the immediately preceding Rolling Forecast. The volume shown for the second and third months of each Rolling Forecast are forecast only, but such volumes shall not exceed by more than * the volume forecast for such months as set forth in the immediately preceding Rolling Forecast. Mercury may, in its sole discretion, agree to variance from such percentages. The above mentioned Rolling Forecast shall be provided by Travis for each Retail Location (as hereinafter defined).

         (b) Purchase Orders. Immediately upon the delivery of any Rolling Forecast and in consideration of required lead time, Travis shall provide to Mercury a Purchase Order confirming the order for Products which is forecast for the first month of the Rolling Forecast. Travis may use its own standard purchase order, provided that no additional or different terms or conditions contained in any purchase order or other communication from Travis shall be binding upon Mercury. The requested shipping time shall be at least 30 days after the date on which the 4 order is placed. Mercury shall ship all such Products on the shipment date identified on Travis' Purchase Orders.



* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

 SECTION 3.  SALES AND SERVICE AGREEMENT.


         All Products sold to Travis or Company Affiliates are subject to the Product warranty provisions in the Mercury Dealer Sales and Service Agreement, which is attached as Exhibit C.

SECTION 4.  TERM OF AGREEMENT.

4.1 Term. This Agreement shall be deemed effective as of July 1, 1998 and shall remain in full force and effect until the earlier of June 30, 2001 or the Termination Date (the "TERM"). The ATERMINATION DATE@ shall be the date of any termination of this Agreement pursuant to Section 4.2.

4.2      Termination.  This Agreement may be terminated as follows:
         (a) by a written agreement of the parties; or

         (b) by either party with written notice to the other if the other shall be insolvent, or there shall be instituted by or against any party and such shall remain unstayed for a period of 30 days any proceeding of bankruptcy or if the other party shall make an assignment for the benefit of its creditors; or

         (c) by either party in the event of any material breach by the other party of any provision of this Agreement that has not been cured by the other party within thirty (30) days after written notice of such breach has been given to such party; or

         (d) by Mercury upon written notice to Travis in the event Travis fails to purchase at least an aggregate Dealer List Price of * of Outboards during any Model Year.

SECTION 5.    *    BENEFITS.

         Mercury shall offer its standard published Outboard pre-rig programs to all boat builders that sell boats to Travis ("TRAVIS BOAT BUILDERS"). Mercury commits that the benefit paid to such Travis Boat Builders shall equal the greater of * (which shall not be subject to offset, a security interest or any other type of lien by Mercury with exception of claims arising out of fraud or misrepresentation by a Travis Boat Builder) per boat pre-rigged by boat builders pursuant to the current published Mercury programs and sold to Travis or the benefit provided under then current published Mercury pre-rig programs. The benefits provided to Travis Boat Builders pursuant to this Section shall apply only to boats sold to Travis.

SECTION 6.  ADDITIONAL BENEFITS.

         (a) As consideration for Travis' sales and marketing commitments under this Agreement, Mercury shall provide Travis additional benefits for the purchase of certain Outboards and Parts during the Term of this Agreement ("ADDITIONAL BENEFITS"). It is the intent of the parties that the * value of the Additional Benefits provided to Travis during any Model Year will equal * multiplied by the aggregate Dealer List Price of Outboards purchased during such Model Year. Mercury shall,

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

at its discretion, provide the Additional Benefits during the Model Year or within 30 days thereafter in the form of one or more of the following:

                  (i) Provide Travis with * discounts on Parts as mutually agreed to by the parties. The Parts pricing provided to Travis pursuant to this
Section 6(a)(i) shall in no event be less than pricing for similar products purchased by Travis from suppliers other than Mercury. In addition, prices to Travis for Parts used in connection with rigging boats will in no event be less than Mercury's best * discount provided at that time.

                  (ii) Offer Travis the right to purchase non standard Outboards which Mercury may have available during the Term, including used Canadian camp engines, remanufactured engines, repossessed engines, and non current engines (collectively referred to as "Non STANDARD OUTBOARDS"). The price for Non Standard Outboards will equal * . In addition, Travis will receive an additional discount equal to * of the Dealer List Price if Travis purchases Mercury's entire stock of such Non Standard Outboards. In this case, the aggregate dollar amount of the * or the * reduction below the standard published industry discounts shall count towards the satisfaction by Mercury of the aforementioned
* of Additional Benefits. Travis' purchases of Non Standard Outboards will equal no more than * of their total annual dollar volume of Outboard purchases, provided, however that Mercury may allow Travis' purchase volume of Non Standard Outboards to exceed the above mentioned * limitation in the event that such purchases are necessary to achieve the minimum Additional Benefits described below.

         (b) In the event Travis fails to purchase the Minimum Outboard Volume during any Model Year, Travis shall repay Mercury an amount equal to the product of (a) one (1) minus the quotient of the actual volume of Outboard purchases by Travis during the applicable Model Year divided by the Minimum Outboard Volume for such Model Year * . Travis shall pay Mercury the Unearned Benefit Adjustment in cash within thirty days following the end of the applicable Model Year.

SECTION 7.  PARTS RETURN.

         During the 1999 Model Year, Mercury will, at Travis' request, exchange current Model Year Parts for Parts in Travis' inventory * . The parties agree that the total Travis book value of parts returned pursuant to this Section 7 during the 1999 Model Year will not exceed * and the total Travis book value of
* returned pursuant to this Section 7 will not exceed * . During each of the 2000 and 2001 Model Years, Mercury will, at Travis' request, exchange current Model Year Parts for Parts in Travis' inventory in an amount not exceeding the lesser of * of Travis' Parts purchases in each Model Year or * , provided that the parties agree that Travis cannot exchange * during the 2000 and 2001 Model Years.

         During the term of the Agreement, Parts return or exchange will be subject to Mercury's standard published dealer return policies with the following exceptions:


* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

         (a) Travis will have no restocking charges.

         (b) Travis may return Parts in * condition.

         (c) In the 1999 Model Year, Travis may return Parts whether or not they are a * . However, in each of the 2000 and 2001 Model Years Parts with * may only be returned in those situations and quantities as may be mutually agreed upon by the parties.

         (d) Travis may exchange and deliver Parts to Mercury under this Section 7 from September 1 to December 31 following each Model Year of the Agreement.

                  The parties agree that the intent of this Section is to allow Travis to decrease its inventory of * Parts and * and it is not intended to allow Travis to obtain a lower price for Parts purchased from Mercury.

SECTION 8.  ADDITIONAL COMMITMENTS.

         During the Term, the parties agree to the following rights, commitments and obligations:

         (a)        *

         (b) Mercury will provide Travis with * inventory based on a per store engine forecast provided by Travis pursuant to this Agreement.

         (c) Mercury will provide Travis a mutually agreed upon amount of merchandising material for consumer boat shows.

         (d) Mercury will provide Travis with mutually agreed upon Mercury University training services.

         (e) During the Term, the mix of Outboards purchased by Travis will be relatively equivalent to the overall outboard engine product mix sold by Travis at retail during any Model Year.

         (f) Mercury, during the Term will maintain Dealer List Prices that are substantially similar to Dealer List Prices currently in effect in terms of the ratio of such Dealer List Prices compared to net industry outboard prices.

SECTION 9.  DISTRIBUTION NETWORK.

         Travis shall sell the Products only through the retail locations described in Exhibit D (ARETAIL LOCATIONS@). Travis agrees that each Retail Location shall sign Mercury's Sales and Service Agreement and the terms and conditions of the Sales and Service Agreement shall control the

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

distribution of Products, provided, however, that in the event that there is . a conflict with the terms of this Agreement, the terms of this Agreement shall control. Additional Dealer Locations shall be added at the sole discretion of Mercury which shall not be unreasonably withheld.

SECTION 10.  MISCELLANEOUS.

         (a) Severability. Each of the provisions contained in this Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Agreement.

         (b) Waiver. The failure of any party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall such party forfeit any rights to future endorsement thereof.
         (c) Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the state of Illinois.

         (d) Counterparts. More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

         (e) Notices. All communications, notices and consents provided for herein shall be in written and given in person or by mail. It shall become effective upon delivery if given in person, or four days after being deposited in mails, with the proper postage for first class registered or certified, prepaid. The notices shall be addressed as follows:

                   If to Travis:            Mr. Mark T. Walton
                                            Chairman and President
                                            Travis Boats & Motors, Inc.
                                            5000 Plaza on the Lake, Suite 250
                                            Austin, TX 78746

                  If to Mercury:            Mr. Fred Brightbill
                                            Mercury Marine, division of
                                              Brunswick Corporation
                                            W6250 Pioneer Road
                                            P.O. Box 1939
                                            Fond du Lac, WI 54936-1939

provided, however, that if either party shall have designated a different address by notice to the other, then to the last address so designated.

         (f) Force Majeure. Neither party shall be liable for any failure, inability or delay in performing hereunder if such failure, inability or delay is solely due to an act of God, war, strike or failures or delays in usual sources of supply of components or any other cause beyond the reasonable

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

control of either party, provided that due diligence and every reasonable effort shall be used in curing such cause and resuming performance.

         (g) Assignment. This Agreement may not be assigned by either party to any person, firm or corporation without advanced written consent of the other party. Notwithstanding the foregoing, this Agreement shall be binding upon either party's successors.

         (h) Entire Instrument. No modification, amendment, renewal, extension, termination or waiver of this Agreement or any provisions contained herein shall be binding upon either party unless made in writing. The terms and conditions of this Agreement shall be the exclusive terms and conditions applicable to any purchase of Products hereunder.

         (i) Insurance. Mercury agrees to carry a commercially reasonable amount of product liability insurance during the term of this Agreement.

         (j) Dealer Award Trips. Mercury agrees that Travis shall be eligible for Dealer Trips awarded by Mercury to dealers reaching various volume levels of Product purchases. This shall include, * representatives from Travis along with their spouses or guests.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed as of the date first above written.


MERCURY MARINE, A DIVISION OF                        TRAVIS BOATS & MOTORS, INC.
BRUNSWICK CORPORATION


By: _________________________                        By: _______________________

Title: ______________________                        Title: ____________________


COMPANY AFFILIATES


By: _________________________

Title:_______________________


* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT A
                                    ---------

                                COMPANY AFFILIATE
                                -----------------

         The term "Company Affiliate" shall mean the following wholly owned subsidiaries of Travis:

                           [List Travis Subsidiaries]

No  corporation  or other  entity that  becomes an  affiliate  (whether  through merger, consolidation, acquisition of stock or other equity interest, acquisition of assets or otherwise) of Travis after November ___, 1998 shall be a Company Affiliate for purpose of this Agreement without the express written consent of Mercury.




* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT B
                                    ---------

                           [CURRENT DEALER LIST PRICE]



* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


               2000 Model Year Mercury Outboards Dealer Price List
                                Effective 7/5/99


                                                                          2000 MY           1999 MY         % Chng from
         Model                           Description                   Dealer Price      Dealer Price         1999 MY
     1F04201WK                ME 4M 4S                                    *                 *                 *
     1F04211WK                ME 4ML 4S                                   *                 *                 *
     1F05201WK                ME 5M 4S                                    *                 *                 *
     1F05211WK                ME 5ML 4S                                   *                 *                 *
     1F06201WK                ME 6M 4S                                    *                 *                 *
     1F06211WK                ME 6ML 4S                                   *                 *                 *
     1F10203WD                ME 9.9M 4S                                  *                 *                 *
     1F10213WD                ME 9.9ML 4S                                 *                 *                 *
     1F10253WD                ME 9.9ML BIGFOOT 4S                         *                 *                 *
     1F10263WD                ME 9.9MXL BIGFOOT 4S SAILPOWER              *                 *                 *
     1F10312WD                ME 9.9EL 4S                                 *                 *                 *
     1F10352WD                ME 9.9EL BIGFOOT 4S                         *                 *                 *
     1F10351WD                ME 9.9ELH BIGFOOT 4S                        *                 *                 *
     1F10361WD                ME 9.9EXLH BIGFOOT 4S SAILPOWER             *                 *                 *
     1F15203WD                ME 15M 4S                                   *                 *                 *
     1F15213WD                ME 15ML 4S                                  *                 *                 *
     1F15253WD                ME 15ML BIGFOOT 4S                          *                 *                 *
     1F15302WD                ME 15E 4S                                   *                 *                 *
     1F15312WD                ME 15EL 4S                                  *                 *                 *
     1F15301WD                ME 15EH 4S                                  *                 *                 *
     1F15311WD                ME 15ELH 4S                                 *                 *                 *
     1F15352WD                ME 11EL BIGFOOT 4S                          *                 *                 *
     1F25203WD                ME 25M BIGFOOT 4S                           *                 *                 *
     1F25213WD                ME 25ML BIGFOOT 4S                          *                 *                 *
     1F25302WD                ME 25E BIGFOOT 4S                           *                 *                 *
     1F25312WD                ME 25EL BIGFOOT 4S                          *                 *                 *
     1F25301WD                ME 25EH BIGFOOT 4S                          *                 *                 *
     1F25311WD                ME 25ELH BIGFOOT 4S                         *                 *                 *
     1F25412WD                ME 25ELPT BIGFOOT 4S                        *                 *                 *
     1F30203WD                ME 30M 4S                                   *                 *                 *
     1F30213WD                ME 30ML 4S                                  *                 *                 *
     1F30302WD                ME 30E 4S                                   *                 *                 *
     1F30312WD                ME 30EL 4S                                  *                 *                 *
     1F30311WD                ME 30ELH 4S                                 *                 *                 *
     1F30412WD                ME 30ELPT 4S                                *                 *                 *
     1F40203WD                ME 40M 4S                                   *                 *                 *
     1F40213WD                ME 40ML 4S                                  *                 *                 *
     1F40253WD                ME 40ML BIGFOOT 4S                          *                 *                 *
     1F40302WD                ME 40E 4S                                   *                 *                 *
     1F40312WD                ME 40EL 4S                                  *                 *                 *
     1F40311WD                ME40ELH 4S                                  *                 *                 *
     1F40412WD                ME 40ELPT 4S                                *                 *                 *
     1F40411WD                ME 40ELHPT 4S                               *                 *                 *
     1F40452WD                ME 40ELPT BIGFOOT 4S                        *                 *                 *
     1F50412WD                ME 50ELPT 4S                                *                 *                 *
     1F50411WD                ME 50ELHPT 4S                               *                 *                 *
     1F50352WD                ME 50EL BIGFOOT 4S                          *                 *                 *
     1F50452WD                ME 50ELPT BIGFOOT 4S                        *                 *                 *
     1F75412WD                ME 75ELPT 4S                                *                 *                 *
     1F75411WD                ME 75ELHPT 4S                               *                 *                 *
     1F90412WD                ME 90ELPT 4S                                *                 *                 *
     1F90411WD                ME 90ELHPT 4S                               *                 *                 *
     1F90412WY                ME 90ELPT 4S SALTWATER                      *                 *                 *
     1F90422WD                ME 90EXLPT 4S SALTWATER                     *                 *                 *


* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.


                                       11





                                                                         2000 MY           1999 MY         % Chng from
     Model                           Description                      Dealer Price      Dealer Price         1999 MY

     1115473WD          ME 115L OPTIMAX                                   *                 *                 *
     1115473WY          ME 115L OPTIMAX SALTWATER                         *                 *                 *
     1115483WD          ME 115XL OPTIMAX SALTWATER                        *                 *                 *
     1115484WD          ME 115CXL OPTIMAX SALTWATER                       *                 *                 *
     1115D73WD          ME 115L OPTIMAX (D)                               *                 *                 *
     1115D73WY          ME 115L OPTIMAX SALTWATER (D)                     *                 *                 *
     1115D83WD          ME 115XL OPTIMAX SALTWATER (D)                    *                 *                 *
     1115D84WD          ME 115CXL OPTIMAX SALTWATER (D)                   *                 *                 *
     1135473WD          ME 135L OPTIMAX                                   *                 *                 *
     1135473WY          ME 135L OPTIMAX SALTWATER                         *                 *                 *
     1135483WD          ME 135XL OPTIMAX SALTWATER                        *                 *                 *
     1135484WD          ME 135CXL OPTIMAX SALTWATER                       *                 *                 *
     1135D73WD          ME 135L OPTIMAX (D)                               *                 *                 *
     1135D73WY          ME 135L OPTIMAX SALTWATER (D)                     *                 *                 *
     1135D83WD          ME 135XL OPTIMAX SALTWATER (D)                    *                 *                 *
     1135D84WD          ME 135CXL OPTIMAX SALTWATER 9D)                   *                 *                 *
     1150473WD          ME 150L OPTIMAX                                   *                 *                 *
     1150473WY          ME 150L OPTIMAX SALTWATER                         *                 *                 *
     1150483WD          ME 150XL OPTIMAX SALTWATER                        *                 *                 *
     1150484WD          ME 150CXL OPTIMAX SALTWATER                       *                 *                 *
     1150D73WD          ME 150L OPTIMAX (D)                               *                 *                 *
     1150D73WY          ME 150L OPTIMAX SALTWATER (D)                     *                 *                 *
     1150D83WD          ME 150XL OPTIMAX SALTWATER (D)                    *                 *                 *
     1150D84WD          ME 150CXL OPTIMAX SALTWATER (D)                   *                 *                 *
     1200473WD          ME 200L OPTIMAX                                   *                 *                 *
     1200483WD          ME 200XL OPTIMAX SALTWATER                        *                 *                 *
     1200484WD          ME 200CXL OPTIMAX SALTWATER                       *                 *                 *
     1200493WD          ME200XXL OPTIMAX SALTWATER                        *                 *                 *
     1200494WD          ME 200CXXL OPTIMAX SALTWATER                      *                 *                 *
     1200D73WD          ME 200L OPTIMAX (D)                               *                 *                 *
     1200D83WD          ME 200XL OPTIMAX SALTWATER (D)                    *                 *                 *
     1200D84WD          ME 200CXL OPTIMAX SALTWATER (D)                   *                 *                 *
     1200D93WD          ME 200XXL OPTIMAX SALTWATER (D)                   *                 *                 *
     1200D94WD          ME 200CXXL OPTIMAX SALTWATER (D)                  *                 *                 *
     1225473WD          ME 225L OPTIMAX                                   *                 *                 *
     1225483WD          ME 225XL OPTIMAX SALTWATER                        *                 *                 *
     1225484WD          ME 225CXL OPTIMAX SALTWATER                       *                 *                 *
     1225493WD          ME 225XXL OPTIMAX SALTWATER                       *                 *                 *
     1225494WD          ME 225CXXL OPTIMAX SALTWATER                      *                 *                 *
     1225D73WD          ME 225L OPTIMAX (D)                               *                 *                 *
     1225D83WD          ME 225XL OPTIMAX SALTWATER (D)                    *                 *                 *
     1225D84WD          ME 225CXL OPTIMAX SALTWATER 9D)                   *                 *                 *
     1225D93WD          ME 225XXL OPTIMAX SALTWATER (D)                   *                 *                 *
     1225D94WD          ME 225CXXL OPTIMAX SALTWATER (D)                  *                 *                 *


                                            (D) - DIGITAL OPTIMAX MODELS

* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.

                                       12




Classics
                                                                          2000 MY           1999 MY         % Chng from
      Model                           Description                      Dealer Price      Dealer Price         1999 MY

     1025201WD          ME 25M                                            *                 *                 *
     1025211WD          ME 25ML                                           *                 *                 *
     1025302WD          ME 25E                                            *                 *                 *
     1025312WD          ME 25EL                                           *                 *                 *
     1025301WD          ME 25EH                                           *                 *                 *
     1025311WD          ME 25ELH                                          *                 *                 *
     1041412WD          ME 40ELPTO (2 Cyl)                                *                 *                 *
     1050312WD          ME 50ELO                                          *                 *                 *
                                                                          2000 MY           1999 MY         % Chng from
      Model                           Description                      Dealer Price      Dealer Price         1999 MY

     1050412WD          ME 50ELPTO                                        *                 *                 *
     1050411WD          ME 50ELHPTO                                       *                 *                 *
     1075412WD          ME 75ELPTO                                        *                 *                 *
     1075411WD          ME 75ELHPTO                                       *                 *                 *
     1090412WD          ME 90ELPTO                                        *                 *                 *
     1090412WY          ME 90ELPTO SALTWATER                              *                 *                 *
     1090411WD          ME 90ELHPTO                                       *                 *                 *
     1125412WD          ME 125ELPTO                                       *                 *                 *
     1125422WD          ME 125EXLPTO SALTWATER                            *                 *                 *
     1150454WD          ME 150L XR6                                       *                 *                 *
     1150454WY          ME 150L SALTWATER                                 *                 *                 *
     1150462WD          ME 150XL SALTWATER                                *                 *                 *
     1150465WD          ME 150CXL SALTWATER                               *                 *                 *
     1200412WD          ME 200L                                           *                 *                 *
     1200412WY          ME 200L SALTWATER                                 *                 *                 *
     1200422WD          ME 200XL SALTWATER                                *                 *                 *
     1200425WD          ME 200CXL SALTWATER                               *                 *                 *


Small 2-Stroke

     1002201WK          ME 2.5M                                           *                 *                 *
     1003201WK          ME 3.3M                                           *                 *                 *
     1004201WK          ME 4M                                             *                 *                 *
     1004211WK          ME 4ML                                            *                 *                 *
     1005201WK          ME 5M                                             *                 *                 *
     1005211WK          ME 5ML                                            *                 *                 *
     1006201WD          ME 6M                                             *                 *                 *
     1006211WD          ME 6ML                                            *                 *                 *
     1008201WD          ME 8M                                             *                 *                 *
     1008211WD          ME 8ML                                            *                 *                 *
     1010201WD          ME 9.9M                                           *                 *                 *
     1010211WD          ME 9.9ML                                          *                 *                 *
     1010312WD          ME 9.9EL                                          *                 *                 *
     1015201WD          ME 15M                                            *                 *                 *
     1015211WD          ME 15ML                                           *                 *                 *
     1015301WD          ME 15EH                                           *                 *                 *
     1015312WD          ME 15EL                                           *                 *                 *
     1015311WD          ME 15ELH                                          *                 *                 *
     1020201WD          ME 20M                                            *                 *                 *
     1020211WD          ME 20ML                                           *                 *                 *
     1020312WD          ME 20EL                                           *                 *                 *
     1020301WD          ME 20EH                                           *                 *                 *
     1031302WD          ME 30EO                                           *                 *                 *
     1031312WD          ME 30ELO                                          *                 *                 *
     1031301WD          ME 30EHO                                          *                 *                 *


* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.







     1031311WD          ME 30ELHO                                         *                 *                 *
     1031412WD          ME 30ELPTO                                        *                 *                 *
     1043203WD          ME 40M                                            *                 *                 *
     1043213WD          ME 40ML                                           *                 *                 *
     1043302WD          ME 40EO                                           *                 *                 *
     1043312WD          ME 40ELO                                          *                 *                 *
     1043412WD          ME 40 ELPTO (3 Cyl)                               *                 *                 *
     1043411WD          ME 40 ELHPTO                                      *                 *                 *
     1060302WD          ME 60EO                                           *                 *                 *
     1060312WD          ME 60ELO                                          *                 *                 *
     1060412WD          ME 60ELPTO                                        *                 *                 *
     1060411WD          ME 60ELHPTO                                       *                 *                 *
     1060452WD          ME 60 ELPTO BIGFOOT                               *                 *                 *
     1115412WD          ME 115ELPTO                                       *                 *                 *
     1115412WY          ME 115ELPTO SALTWATER                             *                 *                 *
     1115422WD          ME 115EXLPTO SALTWATER                            *                 *                 *



* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.

                                       14




V6 Carb/EFI

                                                                          2000 MY           1999 MY         % Chng from
      Model                           Description                      Dealer Price      Dealer Price         1999 MY

1135412WD          ME 135L                                           *                 *                 *
1135422WD          ME 135XL SALTWATER                                *                 *                 *
1135425WD          ME 135CXL SALTWATER                               *                 *                 *
1150413WD          ME 150L EFI                                       *                 *                 *
1150413WY          ME 150L EFI SALTWATER                             *                 *                 *
1150423WD          ME 150XL EFI SALTWATER                            *                 *                 *
1150424WD          ME 150CXL EFI SALTWATER                           *                 *                 *
1175412WD          ME 175L                                           *                 *                 *
1175413WD          ME 175L EFI                                       *                 *                 *
1175423WD          ME 175XL EFI SALTWATER                            *                 *                 *
1175424WD          ME 175CXL EFI SALTWATER                           *                 *                 *
1200413WD          ME 200L EFI                                       *                 *                 *
1200413WY          ME 200L EFI SALTWATER                             *                 *                 *
1200423WD          ME 200XL EFI SALTWATER                            *                 *                 *
1200424WD          ME 200CXL EFI SALTWATER                           *                 *                 *
1225413WD          ME 225L EFI                                       *                 *                 *
1225423WD          ME 225XL EFI SALTWATER                            *                 *                 *
1225424WD          ME 225CXL EFI SALTWATER                           *                 *                 *
1225433WD          ME 225XXL EFI SALTWATER                           *                 *                 *
1225434WD          ME 225CXXL EFI SALTWATER                          *                 *                 *
1250423WD          ME 250XL EFI SALTWATER                            *                 *                 *
1250424WD          ME 250CXL EFI SALTWATER                           *                 *                 *
1250433WD          ME 250XXL EFI SALTWATER                           *                 *                 *
1250434WD          ME 250CXXL EFI SALTWATER                          *                 *                 *



Jet Outboards

1025271WD          ME 25M (JET 20)                                   *                 *                 *
1043372WD          ME 40EO (JET 30)                                  *                 *                 *
1060372WD          ME 60 EO (JET 45)                                 *                 *                 *
1090472WD          ME 90ELPTO (JET 65)                               *                 *                 *
1115472WD          ME 115ELPTO (JET 80)                              *                 *                 *



* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT C
                                    ---------

                           Sales and Service Agreement
                           ---------------------------

              [Attach current copy of Sales and Service Agreement]


* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                  EXHIBIT D
                                    ---------

                                Retail Locations
                                ----------------



                    A                                                     B
---------  -------------------- --------------------------------------------------------------------------------------

    1            10/26/98
---------  -------------------- --------------------------------------------------------------------------------------

    2
---------  -------------------- --------------------------------------------------------------------------------------

    3
---------  -------------------- --------------------------------------------------------------------------------------

    4                                                          TRAVIS STORE LOCATIONS
---------  -------------------- --------------------------------------------------------------------------------------

    5
---------  -------------------- --------------------------------------------------------------------------------------

    6            DEALER #                                      CORPORATE LEGAL ENTITY
---------  -------------------- --------------------------------------------------------------------------------------

    7             93893         Travis Boating Center Alabama, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

    8             87831         Travis Boating Center Arkansas, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

    9             87832         Travis Boating Center Arkansas, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   10             93892         Travis Boating Center Florida, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   11             91913         Travis Boating Center Florida, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   12             91915         Travis Boating Center Georgia, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   13             80913         Travis Boats & Motors Baton Rouge, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   14             80914         Travis Boating Center Louisiana, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   15             87837         Travis Boating Center Louisiana, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   16             87835         Travis Boating Center Louisiana, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   17             93933         Travis Boating Center Mississippi, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   18             80915         Travis Boating Center Oklahoma, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   19             91900         Travis Boating Center Alabama, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   20             91914         Travis Boating Center Tennessee, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   21             93931         Travis Boating Center Tennessee, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   22             91927         Travis Boating Center Tennessee, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   23             87825         Falcon Marine Abilene, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   24             87827         Travis Boating Center Arlington, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   25             87838         ** TBC Management Ltd.
---------  -------------------- --------------------------------------------------------------------------------------

   26             87829         Travis Boats & Motors, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   27             87830         Travis Boating Center Beaumont, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   28             87833         Travis Boats & Motors, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   29             80916         Travis Snowden Marine, Inc.
---------  -------------------- --------------------------------------------------------------------------------------


* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.

                                       17





---------  -------------------- --------------------------------------------------------------------------------------

   30             87836         Falcon Marine, Inc.
---------  -------------------- --------------------------------------------------------------------------------------

   31             87834         Travis Boats & Motors, Inc.
---------  -------------------- --------------------------------------------------------------------------------------


** Corporate Office

                               C                                   D                        E                  F
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    1
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    2
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    3
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    4
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    5
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    6                       ADDRESS                              CITY                     STATE               ZIP
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    7      2006 Fisher St.                            Huntsville                            AL               35803
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    8      2001 Highway 25 North                      Heber Springs                         AR               72543
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

    9      3034 Albert Pike                           Hot Springs                           AR               71913
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   10      1201B Miracle Strip                        Ft. Walton Beach                      FL               32548
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   11      Mile Marker 104 South                      Key Largo                             FL               33037
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   12      743 Old Holcomb Bridge Rd.                 Roswell                               GA               30076
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   13      14369 Florida Blvd.                        Baton Rouge                           LA               70819
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   14      4306 E. Texas St.                          Bossier City                          LA               71111
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   15      1700 East Main St.                         New Iberia                            LA               70560
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   16      10567 W. Airline Dr.                       St. Rose                              LA               70087
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   17      4929 Denny Highway                         Pascagoula                            MS               39581
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   18      2100 SW Highway 66                         Claremore                             OK               74017
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   19      Route 7, Box 1                             Florence                              SC               35630
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   20      1089 W. Main St.                           Hendersonville                        TN               37075
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   21      15707 E. Highway 70                        Lenoir City                           TN               37772
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   22      38 Marina Lane                             Winchester                            TN               37398
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   23      1201 E. Highway 80                         Abilene                               TX               79601
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   24      1900 E. Division                           Arlington                             TX               76011
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   25      5000 Plaza on the Lake-Ste 250             Austin                                TX               78746
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   26      13045 Research Blvd.                       Austin                                TX               78750
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   27      7660 College St.                           Beaumont                              TX               77707
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   28      7530 North Freeway                         Houston                               TX               77037
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   29      1320 S. Stemmons                           Lewisville                            TX               75067
---------  ------------------------------------------ ----------------------------- ------------------ ------------------


* INDICATES  CONFIDENTIAL  TREATMENT  REQUESTED.  THE REDACTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.

                                       18





---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   30      1920 North Loop 250 W.                     Midland                               TX               79707
---------  ------------------------------------------ ----------------------------- ------------------ ------------------

   31      12300 IH 10 West                           San Antonio                           TX               78230
---------  ------------------------------------------ ----------------------------- ------------------ ------------------


* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.



                       G                              H                            I                        J
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    1
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    2
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    3
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    4
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    5
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    6                PHONE                       GENERAL MGR                  PREV DLR #                  MIDAS
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    7             205-881-6818         Jimmy Lee
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    8             501-362-3171         Ron Robare                                87593                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

    9             501-767-2511         Mike Whaley                               87563
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   10             850-244-1099         Fred Pace                                 93917                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   11             305-451-3398         Daniel Smith
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   12             770-518-1258         Charlie Bell                              91905                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   13             504-272-2628         Jim McManus
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   14             318-747-2628         Bucky Boone                               80658                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   15             318-364-7141         Clay Peltier
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   16             504-441-5718         Greg Bent                                 87821
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   17             601-762-8787         Butch Isbell
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   18             918-341-6895         Steve Camp
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   19             205-757-5000         Ted Simerson
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   20             615-264-6318         Mike Zoretic                              93920                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   21             423-690-2628         Roddy Rodgers                             93783                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   22             615-967-7127         Charlie Bondurant                         93921                     YES
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   23             915-672-2171         Billy Breed
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   24             817-265-3232         Don Nickell
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   25             512-347-8787         Mark Walton
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   26             512-250-9000         Kelly Harber
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   27             409-860-9444         Rob Harrell                               87816
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   28             713-591-2028         Mike Kirkeby                              85283
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   29             972-436-2628         Art Hansen                                87055
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   30             915-697-3261         Jim Hargrove                              87171
---------  --------------------------  -------------------------------- -----------------------  ------------------------

   31             210-690-6270         Jessie Cox                                87815
---------  --------------------------  -------------------------------- -----------------------  ------------------------

                                       20

* INDICATES CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.